UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) June 15, 2011

                            NORTHRIDGE VENTURES INC.
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52239
                            (Commission File Number)

                                   98-0449083
                       (IRS Employer Identification No.)

                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                                 (647) 294-8537
                    (Address of principal executive offices)

                                 (647) 918-4955
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 15, 2011, Fidel Thomas resigned as the President, Chief Executive Officer and Treasurer of the Registrant. Mr. Thomas advised the Registrant that he was resigning for personal reasons, and not because of any disagreement with the Registrant. Caroline Rechia, 40, who is currently the sole director of the Registrant, will serve in the capacity of President and Treasurer until such time as a suitable incumbent for such offices can be engaged.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHRIDGE  VENTURES  INC.



Date: June 15, 2011                /s/ Caroline Rechia
                                   Caroline  Rechia
                                   President  &  Chief  Executive  Officer